 As filed with the Securities and Exchange Commission on September 29, 2000
                                              Registration Number 333-__________

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM S-8

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                            ------------------------

                             SOUTHTRUST CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

            Delaware                                          63-0574085
 (State or Other Jurisdiction of                             (IRS Employer
 Incorporation or Organization)                           Identification No.)

           420 North 20th Street, Birmingham, Alabama 35203 (Zip Code)
                    (Address of Principal Executive Offices)

                             SOUTHTRUST 401(K) PLAN
                            (FULL TITLE OF THE PLAN)
                            ------------------------

                                 ALTON E. YOTHER
                             SouthTrust Corporation
                              420 North 20th Street
                            Birmingham, Alabama 35203
                     (Name and Address of Agent For Service)

                                 (205) 254-5000
          (Telephone Number, Including Area Code, of Agent For Service)

                                 With a copy to:

                                  PAUL S. WARE
                         Bradley Arant Rose & White LLP
                           2001 Park Place, Suite 1400
                            Birmingham, Alabama 35203
                                 (205) 521-8624
                            ------------------------

                         CALCULATION OF REGISTRATION FEE

  Title of Each Class                        Proposed Maximum  Proposed Maximum
     of Securities          Amount to Be      Offering Price      Aggregate          Amount Of
   To Be Registered          Registered          Per Share      Offering Price   Registration Fee
-----------------------   ----------------   ----------------  ----------------  ----------------

Common Stock, par value   5,000,000 shares     $ 29.84375(1)    $149,218,750(1)    $ 39,393.75*
    $2.50 per share

(1) Estimated pursuant to Rules 457(h)(1) and (c) solely for the purpose of calculating the registration fee. The registration fee was based upon the average of the high and low prices ($29.84375) on September 25, 2000 for the Registrant's Common Stock as reported by the NASDAQ National Market System.
(2) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein. In accordance with Rule 457(h)(2), no separate fee is required with respect to plan interests.

      REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION

         The documents incorporated by reference in Item 3 of Part II of this Registration Statement (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that this Registration Statement incorporates) are incorporated by reference in the Section 10(a) Prospectus and are available, without charge, to the participants upon written or oral request to Alton E. Yother, SouthTrust Corporation, 420 North 20th Street, Birmingham, Alabama 35203 (telephone number (205) 254- 5000). The documents containing the information requested by Part I of Form S-8, the Annual Report on Form 10-K of SouthTrust Corporation for its latest fiscal year, and all reports, proxy statements and other communications distributed generally to the security holders of SouthTrust Corporation are available, without charge, to participants upon written or oral request to Alton E. Yother, SouthTrust Corporation, 420 North 20th Street, Birmingham, Alabama 35203 (telephone number (205) 254-5000).


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

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents filed by SouthTrust Corporation (the "Registrant") are incorporated herein by reference and made a part hereof:

         (1) The Annual Report on Form 10-K of the Registrant for the fiscal year ended December 31, 1999 (Commission File No. 001-14781).

         (2) The Quarterly Reports of the Registrant on Form 10-Q for the quarters ended March 31, 2000 and June 30, 2000 (Commission File No. 001-14781).

         (3) The description of the Common Stock of the Registrant appearing in the Registrant's Registration Statement on Form S-3 (Registration Statement No. 333-41823), under the caption "DESCRIPTION OF CAPITAL STOCK - Description of Common Stock," as filed on December 9, 1997 pursuant to the Securities Act of 1933, as amended (the "Securities Act").

         All documents filed by the Registrant or the SouthTrust 401(k) Plan (the "Plan") pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 subsequent to the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         The legality of the securities offered hereby has been passed upon by the firm of Bradley Arant Rose & White LLP, counsel to the Registrant. As of the date hereof, the partners and associates of the firm of Bradley Arant Rose & White LLP beneficially own approximately 3,100,000 shares of Common Stock of the Registrant.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         The Restated Certificate of Incorporation and the Restated Bylaws of the Registrant provide that the Registrant shall indemnify its officers, directors, employees, and agents to the extent permitted by the General Corporation Law of Delaware, which permits a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by the person in connection with any such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person's conduct was unlawful. The General Corporation Law of Delaware also provides that the termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had


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

reasonable cause to believe that the person's conduct was unlawful. The Registrant also maintains insurance coverage relating to certain liabilities of directors and officers.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.  EXHIBITS.

         The following exhibits are filed as part of this Registration
Statement:

  *4(a)           -        Certificate of Designation, Preferences and Rights of Series
                           1999 Junior Participating Preferred Stock, adopted December
                           16, 1998 and effective February 22, 1999, which was filed as
                           Exhibit A to Exhibit 1 to SouthTrust Corporation's
                           Registration Statement on Form 8-A (File No. 001-14781).

  *4(b)           -        Amended and Restated Stockholders' Rights Agreement, dated as of August 1, 2000, between SouthTrust Corporation and
                           American Stock Transfer & Trust Company, Rights Agent, which was filed as Exhibit 1 to SouthTrust Corporation's
                           Registration Statement on Form 8-A (File No. 001-14781).

  *4(c)           -        Indenture, dated as of May 1, 1987 between SouthTrust
                           Corporation and National Westminster Bank USA, which was filed as Exhibit 4(a) to SouthTrust Corporation's Registration
                           Statement on Form S-3 (Registration No. 33-13637).

  *4(d)           -        Subordinated Indenture, dated as of May 1, 1992, between
                           SouthTrust Corporation and Chemical Bank, which was filed as
                           Exhibit 4(b)(ii) to the Registration Statement on Form S-3 of
                           SouthTrust Corporation (Registration No. 33-52717).

  *4(e)           -        Form of Senior Indenture which was filed as Exhibit 4(b)(i) to the Registration Statement on Form S-3 of SouthTrust Corporation
                           (Registration No. 33-52717).

  *4(f)           -        Composite Restated Bylaws of SouthTrust Corporation, which was filed as Exhibit 4(e) to the Registration Statement on Form S-4
                           of SouthTrust Corporation (Registration No. 33-61557).

  *4(g)           -        Composite Restated Certificate of Incorporation of SouthTrust
                           Corporation, which was filed as Exhibit 3 to the Registration
                           Statement on Form S-3 of SouthTrust Corporation (Registration No.
                           333-34947).

   4(h)           -        SouthTrust 401(k) Plan (Amended and Restated)

   4(i)           -        SouthTrust 401(k) Trust Agreement

   5(a)           -        Opinion of Bradley Arant Rose & White LLP

   5(b)           -        The Registrant undertakes to submit the Plan to the Internal
                           Revenue Service (the "IRS") in a timely manner for a
                           determination letter as to the Plan's qualified status, and the Registrant will make all changes required by the IRS in order to qualify the Plan.

  23(a)           -        Consent of Arthur Andersen LLP.

  23(b)           -        Consent of Bradley Arant Rose & White LLP (contained in Exhibit 5(a)).

  24(a)           -        Powers of Attorney.


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

*        Incorporated by reference.

ITEM 9.  UNDERTAKINGS.

(a)      The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration
                  Statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement;

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

                           Provided, however, that paragraphs (a)(1)(i) and
                           (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(h) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of


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

its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on September 28, 2000.

                                             SOUTHTRUST CORPORATION


                                         By: /s/ Wallace D. Malone, Jr.
                                            ------------------------------------
                                                   Wallace D. Malone, Jr.
                                              Chairman of the Board, President
                                                and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

               Signature                                  Title                      Date


/s/ Wallace D. Malone, Jr.                 Chairman of the Board,              September 28, 2000
--------------------------------------     President, and Chief Executive
Wallace D. Malone, Jr.                     Officer


/s/ Alton E. Yother                        Secretary, Treasurer and            September 28, 2000
--------------------------------------     Controller (Principal
Alton E. Yother                            Accounting and Financial
                                           Officer)


/s/ Julian W. Banton                       Director                            September 28, 2000
--------------------------------------
Julian W. Banton


                                           Director
--------------------------------------
Allen J. Keesler, Jr.


*                                          Director                            September 28, 2000
--------------------------------------
Van L. Richey


                                           Director
--------------------------------------
Carl F. Bailey


*                                          Director                            September 28, 2000
--------------------------------------
Rex J. Lysinger


*                                          Director                            September 28, 2000
--------------------------------------
John M. Bradford


                                           Director
--------------------------------------
Wm. Kendrick Upchurch, Jr.


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



*                                          Director                            September 28, 2000
--------------------------------------
H. Allen Franklin

*                                          Director                            September 28, 2000
--------------------------------------
William A. Coley

*                                          Director                            September 28, 2000
--------------------------------------
Donald M. James


*By /s/ Alton E. Yother                                                        September 28, 2000
   -----------------------------------
         Alton E. Yother
          Attorney in Fact

         Pursuant to the requirement of the Securities Act of 1933, the Trustee (or other persons who administer the employee Benefit Plan) have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on September 28, 2000.

                                             SOUTHTRUST 401(k) PLAN
                                             (AMENDED AND RESTATED)


                                             By: SOUTHTRUST BANK
                                                   Its Trustee


                                             By: /s/ Julian W. Banton
                                                --------------------------------
                                                    Julian W. Banton
                                                    Its President

                                                               Index of Exhibits

         *4(a)    -        Certificate of Designation, Preferences and Rights
                           of Series 1999 Junior Participating Preferred Stock,
                           adopted December 16, 1998 and effective February 22,
                           1999, which was filed as Exhibit A to Exhibit 1 to
                           SouthTrust Corporation's Registration Statement on
                           Form 8-A (File No. 001-14781).

         *4(b)    -        Amended and Restated Stockholders' Rights Agreement,
                           dated as of August 1, 2000, between SouthTrust
                           Corporation and American Stock Transfer & Trust
                           Company, Rights Agent, which was filed as Exhibit 1
                           to SouthTrust Corporation's Registration Statement on
                           Form 8-A (File No. 001-14781).

         *4(c)    -        Indenture, dated as of May 1, 1987 between SouthTrust
                           Corporation and National Westminster Bank USA, which
                           was filed as Exhibit 4(a) to SouthTrust Corporation's
                           Registration Statement on Form S-3 (Registration No.
                           33-13637).

         *4(d)    -        Subordinated Indenture, dated as of May 1, 1992,
                           between SouthTrust Corporation and Chemical Bank,
                           which was filed as Exhibit 4(b)(ii) to the
                           Registration Statement on Form S-3 of SouthTrust
                           Corporation (Registration No. 33-52717).

         *4(e)    -        Form of Senior Indenture which was filed as Exhibit
                           4(b)(i) to the Registration Statement on Form S-3 of
                           SouthTrust Corporation (Registration No. 33-52717).

         *4(f)    -        Composite Restated Bylaws of SouthTrust Corporation,
                           which was filed as Exhibit 4(e) to the Registration
                           Statement on Form S-4 of SouthTrust Corporation
                           (Registration No. 33-61557).

         *4(g)    -        Composite Restated Certificate of Incorporation of
                           SouthTrust Corporation, which was filed as Exhibit 3
                           to the Registration Statement on Form S-3 of
                           SouthTrust Corporation (Registration No. 333-34947).

         4(h)     -        SouthTrust 401(k) Plan (Amended and Restated)

         4(i)     -        SouthTrust 401(k) Trust Agreement

         5(a)     -        Opinion of Bradley Arant Rose & White LLP

         5(b)     -        The Registrant undertakes to submit the Plan to the
                           Internal Revenue Service (the "IRS") in a timely
                           manner for a determination letter as to the Plan's
                           qualified status, and the Registrant will make all
                           changes required by the IRS in order to qualify the
                           Plan.

         23(a)    -        Consent of Arthur Andersen LLP.

         23(b)    -        Consent of Bradley Arant Rose & White LLP (contained
                           in Exhibit 5(a)).

         24(a)    -        Powers of Attorney.

*        Incorporated by reference.


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